EXHIBIT 99.2

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                                                            ---



                         BANK ONE, NATIONAL ASSOCIATION
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)

A National Banking Association                                36-0899825
------------------------------                          -----------------------
                                                        (I.R.S. employer
                                                         identification number)

1 Bank One Plaza, Chicago, Illinois                          60670-0126
----------------------------------------                    ------------
(Address of principal executive offices)                     (Zip Code)


                         Bank One, National Association
                        1 Bank One Plaza, Suite IL1-0120
                          Chicago, Illinois 60670-0120
                     Attn: Steven M. Wagner, (312) 732-3163
           ----------------------------------------------------------
            (Name, address and telephone number of agent for service)



                   Capital Auto Receivables Asset Trust 2002-2
               --------------------------------------------------
               (Exact name of obligor as specified in its charter)


        Delaware                                               Pending
-------------------------------                         ------------------------
(State or other jurisdiction of                         (I.R.S. employer
 incorporation or organization)                          identification number)

c/o Bankers Trust (Delaware), as Owner Trustee
1011 Centre Road
Suite 200
Wilmington, Delaware                                            19805
----------------------------------------------                ----------
(Address of principal executive offices)                      (Zip Code)



     Capital Auto Receivables Asset Trust 2002-2 Asset Backed Notes, Class A
     -----------------------------------------------------------------------
                         (Title of Indenture Securities)

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Item 1. General Information.  Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of Currency, Washington, D.C.;
                  Federal Deposit Insurance Corporation,
                  Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

          (b) Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations With the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          No such affiliation exists with the trustee.


Item 16. List of exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.   A copy of the existing by-laws of the trustee.*

          5.   Not Applicable.

          6.   The consent of the trustee required by Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8. Not Applicable.

          9. Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 19th day of April, 2002.


                      Bank One, National Association,
                      Trustee

                      By   /s/ Steven M. Wagner
                           Steven M. Wagner
                           First Vice President





* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).

                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                         April 19, 2002



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Capital Auto Receivables Asset Trust 2002-2 and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                    Very truly yours,

                                    Bank One, National Association



                           By:      /s/ Steven M. Wagner
                                    Steven M. Wagner
                                    First Vice President

                                    EXHIBIT 7

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

Legal Title of Bank:   Bank One, NA                       Call Date: 12/31/01  FFIEC 031
Address:               1 Bank One Plaza, Ste 0303                              Page RC-1
City, State  Zip:      Chicago, IL  60670
FDIC Certificate No.:  0/3/6/1/8

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                            Dollar Amounts in thousands        C400
                                                                            RCFD              BIL MIL THOU

ASSETS
1. Cash and balances due from depository institutions (from Schedule
   RC-A):                                                                   RCFD
                                                                            ----
   a. Noninterest-bearing balances and currency and coin(1)        .......  0081      12,684,893    1.a
   b. Interest-bearing balances(2)........................................  0071         953,557    1.b
2. Securities
   a. Held-to-maturity securities(from Schedule RC-B, column A)...........  1754               0    2.a
   b. Available-for-sale securities (from Schedule RC-B, column D)........  1773      35,870,041    2.b
3. Federal funds sold and securities purchased under agreements to
   resell                                                                   1350      20,257,107    3.
4. Loans and lease financing receivables (from Schedule RC-C):
   a. Loans and leases held for sale......................................  5369         473,360    4.a
   b. Loans and leases, net of unearned income   .........................  B528      83,166,314    4.b
   c. LESS: Allowance for loan and lease losses  .........................  3123       2,209,028    4.c
   d. Loans and leases, net of unearned income and allowance
      (item 4.b minus 4.c)                       .........................  B529      80,957,286    4.d
5. Trading assets (from Schedule RD-D)....................................  3545       3,543,926    5.
6. Premises and fixed assets (including capitalized leases)...............  2145         880,464    6.
7. Other real estate owned (from Schedule RC-M)...........................  2150          26,445    7.
8. Investments in unconsolidated subsidiaries and associated
   companies (from Schedule RC-M).........................................  2130         266,554    8.
9. Customers' liability to this bank on acceptances outstanding...........  2155         208,471    9.
10.Intangible assets......................................................
   a. Goodwill                        ....................................  3163         448,690   10.a
   b. Other intangible assets (from Schedule RC-M)........................  0426           3,627   10.b
11.Other assets (from Schedule RC-F)......................................  2160       4,448,151   11.
12.Total assets (sum of items 1 through 11)...............................  2170     161,022,572   12.


________________________
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

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
Legal Title of Bank:   Bank One, NA               Call Date:  12/31/01 ST-BK:  FFIEC 031
Address:               1 Bank One Plaza, Ste 0303                              Page RC-2
City, State  Zip:      Chicago, IL  60670
FDIC Certificate No.:  0/3/6/1/8


Schedule RC-Continued
                                                                                 Dollar Amounts in
                                                                                      Thousands
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                    RCON
       from Schedule RC-E, part 1)..........................................    2200           81,019,724   13.a
       (1) Noninterest-bearing(1)...........................................    6631           34,308,625   13.a1
       (2) Interest-bearing.................................................    6636           46,711,099   13.a2

    b. In foreign offices, Edge and Agreement subsidiaries, and                 RCFN
       IBFs (from Schedule RC-E, part II)...................................    2200           26,357,544   13.b
       (1) Noninterest bearing..............................................    6631              640,616   13.b1
       (2) Interest-bearing.................................................    6636           25,716,928   13.b2
14. Federal funds purchased and securities sold under agreements
    to repurchase:..........................................................    RCFD 2800       8,206,199   14
15. Trading liabilities (from Schedule RC-D.................................    RCFD 3548       3,131,852   15
16. Other borrowed money (includes mortgage indebtedness and
    and obligations under capitalized leases)(from Schedule RC-M):..........    RCFD 3190      21,671,080   16
17. Not applicable
18. Bank's liability on acceptance executed and outstanding.................    2920              208,471   18.
19. Subordinated notes and debentures.......................................    3200            4,000,516   19.
20. Other liabilities (from Schedule RC-G)..................................    2930            5,388,964   20.
21. Total liabilities (sum of items 13 through 20)..........................    2948          149,982,150   21.
22. Minority interest in consolidated subsidiaries..........................    3000               50,200   22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus...........................    3838                    0   23.
24. Common stock............................................................    3230              200,858   24.
25. Surplus (exclude all surplus related to preferred stock)................    3839            6,661,081   25.
26. a. Retained earnings....................................................    3632            4,134,252   26.a
    b. Accumulated other comprehensive income (3)...........................    B530               (5,969)  26.b
27. Other equity capital components (4).....................................    A130                    0   27.
28. Total equity capital (sum of items 23 through 27).......................    3210           10,990,222   28.
29. Total liabilities, minority interest, and equity capital
    (sum of items 21, 22, and 28)...........................................    3300          161,022,572   29.

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work
    performed for the bank by independent external                                                                      Number
    auditors as of any date during 1996.....................................    RCFD 6724............................   2        M.1
1 = Independent audit of the bank conducted in accordance                       5. = Directors' examination of the bank performed by
    with generally accepted auditing standards by a certified                        other external auditors (may be required by
    public accounting firm which submits a report on the bank                        state chartering authority)
2 = Independent audit of the bank's parent holding company                      6  = Review of the bank's financial statements by
    conducted in accordance with generally accepted auditing                         external auditors
    standards by a certified public accounting firm which                       7  = Compilation of the bank's financial statements
    submits a report on the consolidated holding company                             by exgernal auditors
    (but not on the bank separately)                                            8  =  Other audit procedures (excluding tax
3 = Attestation on bank management's assertion on the effectiveness                   preparation work)
    of the bank's internal controls over financial reporting by a               9  = No external audit work
    certified public accounting firm.
4 = Directors'  examination  of the bank  conducted in  accordance  with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

_______________________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized  holding gains  (losses) on  available-for-sale securities,  accumulated  net  gains  (losses)  on  cash  flow  hedges,
    cumulative  foreign  currency  translation  adjustments,   and  minimum
    pension liability adjustments.
(4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.
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